Fair Value Of Financial Instruments (Citadel) (Citadel Broadcasting Corp. [Member])	6 Months Ended
Jun. 30, 2011
Citadel Broadcasting Corp. [Member]
Fair Value Of Financial Instruments

13. Fair Value of Financial Instruments

The Company's financial instruments are measured at fair value on a recurring basis. The related guidance requires, among other things, enhanced disclosures about investments that are measured and reported at fair value and establishes a hierarchical disclosure framework that prioritizes and ranks the level of market price observability used in measuring investments at fair value. The three levels of the fair value hierarchy are described below:

Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the entity has the ability to access.

Level 2—Valuations based on quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable data for substantially the full term of the assets or liabilities.

Level 3—Valuations based on inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. As of June 30, 2011, all of the Company's financial instruments were classified as level 3 except for its cash equivalents, which were classified as level 1.

The following tables present the changes in level 3 instruments measured on a recurring basis for the six months ended June 30, 2011 and 2010:

	Successor
	January 1, 2011	Expense items recognized	June 30, 2011
	(in thousands)
Financial Liabilities:
SERP liability	$11,477	$828	$12,305

	Predecessor		Successor
	January 1, 2010	Additions (a)	Expense items recognized	June 30, 2010
	(in thousands)
Financial Liabilities:
SERP liability	$—	$10,510	$138	$10,648

(a)	The Company's liability under the SERP was valued at $10.5 million and is included in reorganization items, net in the accompanying consolidated condensed statement of operations of the Predecessor.

The following summary presents a description of the methodologies and assumptions used to determine the estimated fair values for the Company's significant financial instruments.

Cash Equivalents: Cash equivalents represent amounts held in mutual funds that invest in short-term United States Treasury funds or other short-term investments. Due to the short-term nature of these investments, their carrying values were assumed to approximate fair value.

Accounts Receivable, Accounts Payable and Accrued Liabilities: The carrying amount was assumed to approximate the fair value because of the liquidity or short-term maturity of these instruments.

Senior Debt: Based on available evidence, including certain trading prices, the estimated fair value of the Term Loan as of June 30, 2011 approximated its carrying value of $296.5 million.

Senior Notes: Based on available evidence, including certain trading prices, the estimated fair value of the Senior Notes as of June 30, 2011 was $431.0 million compared to the carrying value of $400.0 million.

Other Long-Term Liabilities, including the SERP: The Company's liability under the SERP was initially recorded at its estimated fair value as of the Fresh-Start Date. The Company evaluates the estimated fair value of the SERP liability as of each reporting date to determine if any significant changes have occurred in the underlying assumptions. Any change in the fair value is recognized in the statement of operations at the time of adjustment. The terms of the Company's other long-term liabilities approximate the terms in the marketplace. Therefore, the fair values approximated the carrying values of these financial instruments.